Exhibit 99.1

DUKE ENERGY CORPORATION

UNDERWRITING AGREEMENT

For Purchase of 25,000,000 Shares of
Common Stock of the Corporation

November 18, 2019

J.P. Morgan Securities LLC

Goldman Sachs & Co. LLC

Barclays Capital Inc.

Credit Suisse Securities (USA) LLC

As Representatives of the several Underwriters

JPMorgan Chase Bank, National Association

As Forward Purchaser

J.P. Morgan Securities LLC

As Forward Seller

c/o

J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

Ladies and Gentlemen:

1.            Introductory. DUKE ENERGY CORPORATION, a Delaware corporation (the “Corporation”), and J.P. Morgan Securities LLC, as agent and affiliate of the Forward Purchaser (as defined below) and/or seller of Shares (as defined below) hereunder (the “Forward Seller”), at the request of the Corporation in connection with the Forward Sale Agreement (as defined below), confirm their respective agreements with you and each of the several Underwriters listed in Schedule I hereto (the “Underwriters”), for whom you are acting as representatives (the “Representatives”), with respect to, subject to Section 11 hereof, (a) the sale by the Forward Seller and the purchase by the Underwriters, in each case acting severally and not jointly, of an aggregate of 25,000,000 shares of common stock, par value $0.001 per share, of the Corporation (such common stock, the “Common Stock,” and such shares of Common Stock, the “Borrowed Underwritten Shares”) and (b) the grant to the Underwriters, acting severally and not jointly, of the option described in Section 4 hereof to purchase all or any portion of an additional 3,750,000 shares of Common Stock (the “Borrowed Option Shares”). The Corporation understands that the several Underwriters propose to offer the Shares for sale upon the terms and conditions contemplated by (i) this Agreement and (ii) the Base Prospectus, the Preliminary Prospectus (each, as defined in Section 2 hereof), any Permitted Free Writing Prospectus (as defined in Section 7 hereof) issued at or prior to the Applicable Time (as defined below) and the information included on Schedule II hereto (such documents and information referred to in this subclause (ii) are collectively referred to as the “Pricing Disclosure Package”).

The Borrowed Underwritten Shares and the Corporation Top-Up Underwritten Shares (as defined in Section 11 hereof) are herein referred to collectively as the “Underwritten Shares.” The Borrowed Option Shares and the Corporation Top-Up Option Shares (as defined in Section 11 hereof) are herein referred to collectively as the “Option Shares.” The Corporation Top-Up Underwritten Shares and the Corporation Top-Up Option Shares are herein referred to collectively as the “Corporation Shares.” The Borrowed Underwritten Shares and the Borrowed Option Shares are herein referred to collectively as the “Borrowed Shares.” The Underwritten Shares and the Option Shares are herein referred to collectively as the “Shares.”

As used herein, “Initial Forward Sale Agreement” means the letter agreement dated the date hereof between the Corporation and JPMorgan Chase Bank, National Association (the “Forward Purchaser”) relating to the forward sale by the Corporation, subject to the Corporation’s right to elect Cash Settlement or Net Share Settlement (as such terms are defined in the Initial Forward Sale Agreement), of a number of shares of Common Stock equal to the number of Borrowed Underwritten Shares sold by the Forward Seller pursuant to this Agreement. The term “Additional Forward Sale Agreement” has the meaning set forth in Section 4 hereof. The term “Forward Sale Agreement” means the Initial Forward Sale Agreement and the Additional Forward Sale Agreement, as applicable.

2.            Representations and Warranties of the Corporation. The Corporation represents and warrants to, and agrees with, the several Underwriters, the Forward Purchaser and the Forward Seller that:

(a)	Registration statement (No. 333-233896), including a prospectus, relating to the Shares and certain other securities has been filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “1933 Act”). Such registration statement and any post-effective amendment thereto, each in the form heretofore delivered to you, became effective upon filing with the Commission pursuant to Rule 462 of the rules and regulations of the Commission under the 1933 Act (the “1933 Act Regulations”), and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose or pursuant to Section 8A of the 1933 Act has been initiated or threatened by the Commission (if prepared, any preliminary prospectus supplement specifically relating to the Shares immediately prior to the Applicable Time included in such registration statement or filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations being hereinafter called a “Preliminary Prospectus”); the term “Registration Statement” means the registration statement as deemed revised pursuant to Rule 430B(f)(1) of the 1933 Act Regulations on the date of such registration statement’s effectiveness for purposes of Section 11 of the 1933 Act, as such section applies to the Corporation and the Underwriters for the Shares pursuant to Rule 430B(f)(2) of the 1933 Act Regulations (the “Effective Date”), including all exhibits thereto and including the documents incorporated by reference in the prospectus contained in the Registration Statement at the time such part of the Registration Statement became effective; the term “Base Prospectus” means the prospectus filed with the Commission on the date hereof by the Corporation; and the term “Prospectus” means the Base Prospectus together with the prospectus supplement specifically relating to the Shares prepared in accordance with the provisions of Rule 430B and promptly filed after execution and delivery of this Agreement pursuant to Rule 430B or Rule 424(b) of the 1933 Act Regulations; any information included in such Prospectus that was omitted from the Registration Statement at the time it became effective but that is deemed to be a part of and included in such registration statement pursuant to Rule 430B is referred to as “Rule 430B Information;” and any reference herein to any Registration Statement, Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein prior to the date hereof; any reference to any amendment or supplement to any Preliminary Prospectus or Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Corporation filed pursuant to Section 13(a) or 15(d) of the 1934 Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement. For purposes of this Agreement, the term “Applicable Time” means 7:30 p.m. (New York City time) on the date hereof.

(b)	The Registration Statement, any Permitted Free Writing Prospectus specified on Schedule III hereto, any Preliminary Prospectus and the Prospectus conform, and any amendments or supplements thereto will conform, in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations, and (A) the Registration Statement, as of its original effective date and at each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) of the 1933 Act Regulations, and at each Time of Delivery (as defined in Section 6 hereof), did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) (i) the Pricing Disclosure Package, as of the Applicable Time, did not, (ii) the Prospectus and any amendment or supplement thereto, as of their dates, will not, and (iii) the Prospectus as of each Time of Delivery will not, include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the Corporation makes no warranty or representation to the Underwriters, the Forward Purchaser or the Forward Seller with respect to any statements or omissions made in reliance upon and in conformity with written information furnished to the Corporation by the Representatives on behalf of the Underwriters, the Forward Purchaser or the Forward Seller specifically for use in the Registration Statement, any Permitted Free Writing Prospectus, any Preliminary Prospectus or the Prospectus. Any electronic roadshow or other written communication that constitutes an offer to buy the Shares provided to investors by, or with the approval of, the Corporation, as of the Applicable Time, when considered together with the Pricing Disclosure Package, did not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the Corporation makes no warranty or representation to the Underwriters, the Forward Purchaser or the Forward Seller with respect to any statements or omissions made in reliance upon an in conformity with written information furnished to the Corporation by the Representatives on behalf of the Underwriters, the Forward Purchaser or the Forward Seller specifically for use in any such roadshow or other written communication.

(c)	Any Permitted Free Writing Prospectus specified on Schedule III hereto and any electronic roadshow or other written communication that constitutes an offer to buy the Shares provided to investors by, or with the approval of, the Corporation, as of its respective issue date and at all subsequent times through the completion of the public offer and sale of the Shares or until any earlier date that the Corporation notified or notifies the Underwriters, the Forward Purchaser and the Forward Seller as described in Section 7(e) hereof did not, does not and will not include any information that conflicts with the information contained in the Registration Statement, any Preliminary Prospectus or the Prospectus, including any incorporated document deemed to be a part thereof, that has not been superseded or modified, or, when taken together with the information contained in the Registration Statement, any Preliminary Prospectus or the Prospectus, including any incorporated document deemed to be a part thereof, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading.

(d)	At the earliest time the Corporation or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the 1933 Act Regulations) of the Shares, the Corporation was not an “ineligible issuer” as defined in Rule 405 of the 1933 Act Regulations. The Corporation is, and was at the time of the initial filing of the Registration Statement, eligible to use Form S-3 under the 1933 Act.

(e)	The documents and interactive data in eXtensible Business Reporting Language (“XBRL”) incorporated or deemed to be incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, at the time they were filed or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the “1934 Act Regulations”), and, when read together with the other information in the Prospectus, (a) at the time the Registration Statement became effective, (b) at the Applicable Time and (c) at each Time of Delivery did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f)	The compliance by the Corporation with all of the provisions of this Agreement and the Forward Sale Agreement has been duly authorized by all necessary corporate action and the consummation of the transactions herein or therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Corporation or any of its Principal Subsidiaries (as hereinafter defined) is a party or by which any of them or their respective property is bound or to which any of their properties or assets is subject that would have a material adverse effect on the business, financial condition or results of operations of the Corporation and its subsidiaries, taken as a whole, nor will such action result in any violation of the provisions of the amended and restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”), the amended and restated By-Laws of the Corporation (the “By-Laws”) or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Corporation or its Principal Subsidiaries or any of their respective properties that would have a material adverse effect on the business, financial condition or results of operations of the Corporation and its subsidiaries, taken as a whole.

(g)	No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Corporation of the transactions contemplated by this Agreement or the Forward Sale Agreement, except for the approval of the North Carolina Utilities Commission, which has been received as of the date of this Agreement, the registration under the 1933 Act of the Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters and the Forward Seller.

(h)	This Agreement has been duly authorized, executed and delivered by the Corporation.

(i)	The Initial Forward Sale Agreement has been, and the Additional Forward Sale Agreement, if any, will be, duly authorized, executed and delivered by the Corporation and enforceable against the Corporation in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principals of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

(j)	Each of Duke Energy Carolinas, LLC, a North Carolina limited liability company, Duke Energy Indiana, LLC, an Indiana limited liability company, Progress Energy, Inc., a North Carolina corporation, Duke Energy Progress, LLC, a North Carolina limited liability company, and Duke Energy Florida, LLC, a Florida limited liability company, is a “significant subsidiary” of the Corporation within the meaning of Rule 1-02 of Regulation S-X under the 1933 Act (herein collectively referred to, along with Duke Energy Ohio, Inc., an Ohio corporation, and Piedmont Natural Gas Company, Inc., a North Carolina corporation, as the “Principal Subsidiaries”).

(k)	The Corporation Shares, if any, to be issued and sold by the Corporation hereunder have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Corporation pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued, fully paid and nonassessable; no holder of the Corporation Shares issued hereunder will be subject to personal liability by reason of being such a holder; and the issuance of the Corporation Shares is not subject to the preemptive or other similar rights of any security holder of the Corporation. The Common Stock will conform in all material respects to the description thereof in the Prospectus under the caption “Description of Common Stock.” 43,125,000 shares of Common Stock have been duly authorized and reserved for issuance in connection with any share settlement obligations under the Forward Sale Agreement, and when the shares of Common Stock issuable in connection with the settlement of the Forward Sale Agreement are issued and delivered by the Corporation to the Forward Purchaser pursuant to the terms of the Forward Sale Agreement, against payment of any consideration required to be paid by the Forward Purchaser pursuant to the terms of the Forward Sale Agreement, such shares of Common Stock will be validly issued, fully paid and nonassessable, and the issuance thereof is not subject to any preemptive or similar rights of any security holder of the Corporation.

(l)	Any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument set forth on Schedule IV hereto or filed or incorporated by reference as an exhibit to the Registration Statement or the Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2018 or any subsequent Quarterly Report on Form 10-Q of the Corporation or any Current Report on Form 8-K of the Corporation with a filing date after December 31, 2018, except to the extent that such agreement is no longer in effect or to the extent that neither the Corporation nor any subsidiary of the Corporation is currently a party to such agreement, are all indentures, mortgages, deeds of trust, loan agreements or other agreements or instruments that are material to the Corporation.

(m)	The Corporation is not required to be qualified as a foreign corporation to transact business in Indiana, North Carolina, Ohio, South Carolina and Florida.

(n)	Any pro forma financial statements of the Corporation and its subsidiaries and the related notes thereto incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein.

3.            Representations and Warranties of the Forward Seller. The Forward Seller represents and warrants to, and agrees with, each Underwriter and the Corporation that:

(a)	This Agreement has been duly authorized, executed and delivered by the Forward Seller and, at each Time of Delivery, it will have full right, power and authority to sell, transfer and deliver the Borrowed Shares, to the extent that it is required to transfer such Borrowed Shares hereunder.

(b)	The Initial Forward Sale Agreement to which the Forward Purchaser is a party has been, and the Additional Forward Sale Agreement, if any, to which the Forward Purchaser will be a party, will be, duly authorized, executed and delivered by the Forward Purchaser and constitutes or will constitute, as applicable, a valid and binding agreement of the Forward Purchaser, enforceable against the Forward Purchaser in accordance with its terms, except to the extent that enforceability thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

(c)	The Forward Seller will, at the relevant Time of Delivery, have the free and unqualified right to transfer any Borrowed Shares to the extent that it is required to transfer such Borrowed Shares hereunder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind; and upon delivery of such Borrowed Shares and payment of the purchase price therefor as herein contemplated, assuming no Underwriter has any notice of any adverse claim, each of the Underwriters will have the free and unqualified right to transfer any such Borrowed Shares purchased by it from the Forward Seller, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind.

4.            Purchase and Sale.

(a)	Subject to the terms and conditions set forth herein:

(i)	The Forward Seller agrees to sell to each of the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Forward Seller, at a purchase price per share of $85.99, a number of Borrowed Underwritten Shares that bears the same proportion to the total number of Borrowed Underwritten Shares as the number of Underwritten Shares set forth on the first table in Schedule I hereto opposite the name of such Underwriter bears to the total number of Underwritten Shares on such table.

(ii)	The Corporation agrees to sell to each of the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Corporation, at a purchase price per share of $85.99, a number of Corporation Top-Up Underwritten Shares, if any, that bears the same proportion to the total number of Corporation Top-Up Underwritten Shares as the number of Underwritten Shares set forth on the first table in Schedule I hereto opposite the name of such Underwriter bears to the total number of Underwritten Shares on such table (subject, however, to such adjustments to eliminate any fractional Shares as the Representatives in their sole discretion shall make).

(b)	(i)	Each of the Forward Seller (with respect to any Borrowed Option Shares) and the Corporation (with respect to any Corporation Top-Up Option Shares), severally and not jointly, hereby grants the Underwriters, severally and not jointly, the right to purchase at their election up to 3,750,000 Option Shares at the purchase price per share set forth in the paragraph above. Any such election to purchase Option Shares may be exercised in whole or in part at one time only by written notice from the Representatives to the Corporation and the Forward Seller, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of Option Shares as to which the Underwriters are then exercising the option and the time and date on which such Option Shares are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery (as defined in Section 6 hereof) or, unless the Representatives, the Corporation and the Forward Seller otherwise agree in writing, earlier than two or later than ten business days after the date of such notice. The Corporation shall, within one business day after such notice is given, execute and deliver to the Forward Purchaser an additional letter agreement substantially in the form attached hereto as Schedule V between the Corporation and the Forward Purchaser (the “Additional Forward Sale Agreement”) relating to the forward sale by the Corporation, subject to the Corporation’s right to elect Cash Settlement or Net Share Settlement (as such terms are defined in the Additional Forward Sale Agreement), of a number of shares of Common Stock equal to the number of Borrowed Option Shares to be sold by the Forward Seller pursuant to this Agreement. Upon the Corporation’s execution and delivery to the Forward Purchaser of the Additional Forward Sale Agreement, the Forward Purchaser shall promptly execute and deliver the Additional Forward Sale Agreement to the Corporation. Upon such execution and delivery to the Corporation, on the basis of the representations, warranties and agreements set forth herein, and subject to the conditions set forth herein, the Forward Seller hereby agrees to sell to each of the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Forward Seller, at a purchase price per share of $85.99, a number of Borrowed Option Shares that bears the same proportion to the total number of Borrowed Option Shares as the number of Underwritten Shares set forth on the first table in Schedule I hereto opposite the name of such Underwriter bears to the total number of Underwritten Shares on such table (subject, however, to such adjustments to eliminate any fractional Shares as the Representatives in their sole discretion shall make).

(ii)	The Corporation hereby agrees to sell to each of the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Corporation, at a purchase price per share of $85.99, a number of Corporation Top-Up Option Shares that bears the same proportion to the total number of Corporation Top-Up Option Shares as the number of Underwritten Shares set forth on the first table in Schedule I hereto opposite the name of such Underwriter bears to the total number of Underwritten Shares on such table (subject, however, to such adjustments to eliminate any fractional Shares as the Representatives in their sole discretion shall make).

(c)	If (i) any of the representations and warranties of the Corporation contained in Section 2 hereof or any certificate delivered by the Corporation pursuant hereto are not true and correct as of the First Time of Delivery as if made as of the First Time of Delivery, (ii) the Corporation has not performed in all material respects all of the obligations required to be performed by it under this Agreement or the Initial Forward Sale Agreement on or prior to the First Time of Delivery, (iii) any of the conditions set forth in Section 8 hereof have not been satisfied on or prior to the First Time of Delivery, (iv) this Agreement shall have been terminated on or prior to the First Time of Delivery, or (v) the Corporation has not delivered to the Forward Purchaser an opinion of counsel pursuant to Section 4(a)(vii) of the Forward Sale Agreement, on or prior to the First Time of Delivery (clauses (i) through (v), together, the “Conditions”), then the Forward Seller, in its sole discretion, may elect not to borrow and deliver the Borrowed Underwritten Shares otherwise deliverable by it for sale to the Underwriters on the First Time of Delivery. In addition, in the event that, in the Forward Purchaser’s good faith and commercially reasonable judgment, it or the Forward Seller (A) is unable to borrow and deliver for sale under this Agreement a number of shares of Common Stock equal to the number of Borrowed Underwritten Shares deliverable by the Forward Seller or (B) would incur a stock loan cost of more than a rate equal to 50 basis points per annum to do so, then, in each case, the Forward Seller shall only be required to deliver for sale to the Underwriters on the First Time of Delivery the aggregate number of shares of Common Stock that the Forward Seller is able to so borrow at or below such cost.

(d)	If the Corporation has entered into the Additional Forward Sale Agreement with the Forward Purchaser pursuant to Section 4(b) hereof, and (i) any of the representations and warranties of the Corporation contained in Section 2 hereof or any certificate delivered pursuant hereto are not true and correct in all material respects as of the Option Time of Delivery, (ii) the Corporation has not performed all of the additional obligations required to be performed by it under this Agreement or the Additional Forward Sale Agreement on or prior to the Option Time of Delivery, (iii) any of the conditions set forth in Section 8 hereof have not been satisfied on or prior to the Option Time of Delivery, (iv) this Agreement shall have been terminated on or prior to the Option Time of Delivery, or (v) the Corporation has not delivered to the Forward Purchaser an opinion of counsel pursuant to Section 4(a)(vii) of the Additional Forward Sale Agreement, on or prior to the Option Time of Delivery (clauses (i) through (v), together, the “Additional Conditions”), then the Forward Seller, in its sole discretion, may elect not to borrow and deliver the Borrowed Option Shares otherwise deliverable by it for sale to the Underwriters on the Option Time of Delivery. In addition, in the event that, in the Forward Purchaser’s good faith and commercially reasonable judgment, it or the Forward Seller (A) is unable to borrow and deliver for sale under this Agreement a number of shares of Common Stock equal to the number of Borrowed Option Shares otherwise deliverable by the Forward Seller or (B) would incur a stock loan cost of more than a rate equal to 50 basis points per annum to do so, then, in each case, the Forward Seller shall only be required to deliver for sale to the Underwriters on the Option Time of Delivery the aggregate number of shares of Common Stock that the Forward Seller is able to so borrow at or below such cost.

(e)	If (i) the Forward Seller elects, pursuant to Section 4(c) hereof, not to borrow and deliver for sale to the Underwriters on the First Time of Delivery the total number of Borrowed Underwritten Shares otherwise deliverable by the Forward Seller, or (ii) the Forward Purchaser has entered into the Additional Forward Sale Agreement with the Corporation pursuant to Section 4(b) hereof and it or the Forward Seller elects, pursuant to Section 4(d) hereof, not to borrow and deliver for sale to the Underwriters on the Option Time of Delivery the total number of Borrowed Option Shares for the Option Time of Delivery otherwise deliverable by the Forward Seller, in either case, the Forward Seller will use its best efforts to notify the Corporation no later than 5:00 p.m., New York City time, on the business day prior to the First Time of Delivery or the Option Time of Delivery, as the case may be.

5.            Offering by the Underwriters. It is understood that the several Underwriters propose to offer the Shares for sale to the public as set forth in the Pricing Disclosure Package and the Prospectus. The Corporation acknowledges and agrees that the Underwriters may offer and sell Shares to or through any affiliate of an Underwriter.

6.            Payment and Delivery.

(a)	Payment for the Shares shall be made by wire transfer in immediately available funds to the account specified to the Representatives by the Forward Seller (with respect to any Borrowed Shares) and the Corporation (with respect to any Corporation Shares) in connection with a closing (i) in the case of the Underwritten Shares, at the offices of Hunton Andrews Kurth LLP, 200 Park Avenue, 52nd Floor, New York, NY 10166, at 10:00 a.m., New York City time, on November 21, 2019, or at such other time or place on the same or such other date as the Representatives, the Forward Seller and the Corporation may agree upon in writing or (ii) in the case of any Option Shares, on the date and at the time and place specified by the Representatives in the written notice of the Underwriters’ election to purchase such Option Shares. The time and date of such payment for the Underwritten Shares is referred to herein as the “First Time of Delivery.” The time and date for such payment for the Option Shares, if not the First Time of Delivery, is herein called the “Option Time of Delivery,” and each such time and date for delivery is herein called a “Time of Delivery.”

(b)	Payment for the Shares to be purchased on the First Time of Delivery or the Option Time of Delivery, if any, as the case may be, shall be made against delivery to the Representatives for the respective accounts of the several Underwriters of the Shares to be purchased on such Time of Delivery, with any transfer taxes payable in connection with the sale of such Shares duly paid by the Corporation (with respect to any Corporation Shares). Delivery of the Shares shall be made through the facilities of The Depository Trust Company (“DTC”) unless the Representatives shall otherwise instruct. The Shares will be registered in the name of Cede & Co., as nominee of DTC and will be made available to the Representatives for checking not later than 1:00 p.m., New York City time, on the Business Day prior to the First Time of Delivery or the Option Time of Delivery, as the case may be.

(c)	The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto shall be delivered at the offices of Hunton Andrews Kurth LLP, 200 Park Avenue, 52nd Floor, New York, NY 10166, or at such other place as shall be mutually agreed upon by you and the Corporation. For the purposes of this Section 6, “Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York, New York or Charlotte, North Carolina are generally authorized or obligated by law or executive order to close.

7.            Covenants of the Corporation. The Corporation covenants and agrees with the several Underwriters, the Forward Purchaser and the Forward Seller that:

(a)	The Corporation will cause any Preliminary Prospectus and the Prospectus to be filed pursuant to, and in compliance with, Rule 424(b) of the 1933 Act Regulations, and advise the Underwriters, the Forward Purchaser and the Forward Seller promptly of the filing of any amendment or supplement to the Registration Statement, any Preliminary Prospectus or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of the Registration Statement, and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

(b)	If at any time when a prospectus relating to the Shares (or the notice referred to in Rule 173(a) of the 1933 Act Regulations) is required to be delivered under the 1933 Act any event occurs as a result of which the Pricing Disclosure Package or the Prospectus as then amended or supplemented would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Pricing Disclosure Package or the Prospectus to comply with the 1933 Act, the Corporation promptly will prepare and file with the Commission an amendment, supplement or an appropriate document pursuant to Section 13 or 14 of the 1934 Act which will correct such statement or omission or which will effect such compliance. The Corporation will advise the Underwriters, the Forward Purchaser and the Forward Seller promptly of the institution by the Commission of any stop order proceedings in respect of the Registration Statement or any proceedings pursuant to Section 8A of the 1933 Act, and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

(c)	The Corporation, during the period when a prospectus relating to the Shares is required to be delivered under the 1933 Act, will timely file all documents required to be filed with the Commission pursuant to Section 13 or 14 of the 1934 Act.

(d)	Without the prior consent of the Underwriters, the Forward Purchaser and the Forward Seller, the Corporation has not made and will not make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 of the 1933 Act Regulations, other than a Permitted Free Writing Prospectus; each Underwriter, the Forward Purchaser and the Forward Seller, severally and not jointly, represents and agrees that, without the prior consent of the Corporation, it has not made and will not make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 of the 1933 Act Regulations, other than a Permitted Free Writing Prospectus or a free writing prospectus that is not required to be filed by the Corporation pursuant to Rule 433 of the 1933 Act Regulations (“Rule 433”); any such free writing prospectus, the use of which has been consented to by the Corporation and the Underwriters, the Forward Purchaser and the Forward Seller, is listed on Schedule III hereto and herein is called a “Permitted Free Writing Prospectus.” The Corporation represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping.

(e)	The Corporation agrees that if at any time following the issuance of a Permitted Free Writing Prospectus or any electronic roadshow or other written communication that constitutes an offer to buy the Shares provided to investors by, or with the approval of, the Corporation, any event occurs as a result of which such Permitted Free Writing Prospectus or such electronic roadshow or other written communication would conflict with the information (not superseded or modified as of the Effective Date) in the Registration Statement, the Pricing Disclosure Package or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Corporation will give prompt notice thereof to the Underwriters, the Forward Purchaser and the Forward Seller and, if requested by the Underwriters, the Forward Purchaser and the Forward Seller, will prepare and furnish without charge to each Underwriter, the Forward Purchaser and the Forward Seller a free writing prospectus or other document, the use of which has been consented to by the Underwriters, which will correct such conflict, statement or omission.

(f)	The Corporation will make generally available to its security holders, in each case as soon as practicable but not later than 60 days after the close of the period covered thereby, earnings statements (in form complying with the provisions of Rule 158 under the 1933 Act, which need not be certified by independent certified public accountants unless required by the 1933 Act) covering (i) a twelve-month period beginning not later than the first day of the Corporation’s fiscal quarter next following the effective date of the Registration Statement and (ii) a twelve-month period beginning not later than the first day of the Corporation’s fiscal quarter next following the date of this Agreement.

(g)	The Corporation will furnish to you, without charge, copies of the Registration Statement (four of which will include all exhibits other than those incorporated by reference), the Pricing Disclosure Package and the Prospectus, and all amendments and supplements to such documents, in each case as soon as available and in such quantities as you may reasonably request.

(h)	The Corporation will arrange or cooperate in arrangements, if necessary, for the qualification of the Shares for sale under the laws of such jurisdictions as you designate and will continue such qualifications in effect so long as required for the distribution; provided, however, that the Corporation shall not be required to qualify as a foreign corporation or to file any general consents to service of process under the laws of any state where it is not now so subject.

(i)	The Corporation will pay all expenses incident to the performance of its obligations under this Agreement and the Forward Sale Agreement, including (i) the printing and filing of the Registration Statement and the printing of this Agreement, the Forward Sale Agreement and any Blue Sky Survey, (ii) the issuance and delivery of the Shares and any shares of Common Stock issuable in connection with the settlement of the Forward Sale Agreement as specified herein and therein, (iii) the fees and disbursements of counsel for the Underwriters in connection with the qualification of the Shares under the securities laws of any jurisdiction in accordance with the provisions of Section 7(h) hereof and in connection with the preparation of the Blue Sky Survey, such fees not to exceed $5,000, (iv) the printing and delivery to the Underwriters in quantities as hereinabove referred to, of copies of the Registration Statement and any amendments thereto, of any Preliminary Prospectus, of the Prospectus, of any Permitted Free Writing Prospectus and any amendments or supplements thereto, (v) any fees and expenses in connection with the listing of the Shares and any shares of Common Stock issuable in connection with the settlement of the Forward Sale Agreement on the New York Stock Exchange, (vi) any filing fee required by the Financial Industry Regulatory Authority, Inc., (vii) the costs of any depository arrangements for the Shares and any shares of Common Stock issuable in connection with the settlement of the Forward Sale Agreement with DTC or any successor depositary and (viii) the costs and expenses of the Corporation relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Corporation, travel and lodging expenses of the Underwriters and officers of the Corporation and any such consultants, and the cost of any aircraft chartered in connection with the road show; provided, however, the Underwriters shall reimburse a portion of the costs and expenses referred to in this clause (viii).

(j)	During a period of 60 days from the date of the Prospectus, the Corporation will not, without the prior written consent of the Representatives, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer, dispose of, directly or indirectly, any Shares or any securities convertible into or exercisable or exchangeable for Shares or enter into any swap or other agreement that transfers, in whole or in part, the economic consequence of ownership of any Shares, whether any such swap or transaction is to be settled by delivery of Shares or other securities, in cash or otherwise; provided, however, that the foregoing shall not apply to any securities or options to purchase any securities granted or sold pursuant to any employee or director compensation plans of the Corporation or employee or other investment plans of the Corporation as in effect on the date of this Agreement, or transactions under or pursuant to the Forward Sale Agreement, including the issuance and transfer of shares of Common Stock to the Forward Purchaser pursuant thereto, and transactions under or pursuant to any existing forward sale agreements entered into in connection with the Corporation’s equity distribution agreement dated February 20, 2018, including the issuance and transfer of shares of Common Stock to the applicable forward purchasers pursuant thereto.

(k)	The Corporation will use its best efforts to maintain the listing of the Shares on the New York Stock Exchange. Additionally, the Corporation will use its best efforts to list on the New York Stock Exchange, upon issuance by the Corporation, (i) the Corporation Shares to be issued and sold by the Corporation hereunder, if any, and (ii) the shares of Common Stock, if any, to be issued to the Forward Purchaser in connection with the settlement of the Forward Sale Agreement.

(l)	The Corporation will not, directly or indirectly, (i) take any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Corporation to facilitate the sale or resale of the Shares or (ii) sell, bid for, or purchase the Shares to be issued and sold pursuant to this Agreement, or pay anyone any compensation for soliciting purchases of the Shares to be issued and sold pursuant to this Agreement other than to the Underwriters, the Forward Purchaser and the Forward Seller.

8.            Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Underwritten Shares on the First Time of Delivery or the Option Shares on the Option Time of Delivery, and the obligations of the Forward Seller to deliver and sell the Borrowed Underwritten Shares on the First Time of Delivery or the Borrowed Option Shares on the Option Time of Delivery, as the case may be, are subject to the accuracy of the representations and warranties on the part of the Corporation herein, to the accuracy of the statements of officers of the Corporation made pursuant to the provisions hereof, to the performance by the Corporation of its obligations hereunder and to the following additional conditions precedent:

(a)	The Prospectus shall have been filed by the Corporation with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for filing by the 1933 Act Regulations and in accordance herewith and any Permitted Free Writing Prospectus shall have been filed by the Corporation with the Commission within the applicable time periods prescribed for such filings by, and otherwise in compliance with, Rule 433.

(b)	On or after the Applicable Time and prior to such Time of Delivery, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose or pursuant to Section 8A of the 1933 Act shall have been instituted or, to the knowledge of the Corporation or you, shall be threatened by the Commission.

(c)	On or after the Applicable Time and prior to such Time of Delivery, the rating assigned by Moody’s Investors Service, Inc., S&P Global Ratings or Fitch Ratings, Inc. (or any of their successors) to any debt securities or preferred stock of the Corporation as of the date of this Agreement shall not have been lowered.

(d)	Since the respective most recent dates as of which information is given in the Pricing Disclosure Package and the Prospectus and up to such Time of Delivery, there shall not have been any material adverse change in the condition of the Corporation, financial or otherwise, except as reflected in or contemplated by the Pricing Disclosure Package and the Prospectus, and, since such dates and up to such Time of Delivery, there shall not have been any material transaction entered into by the Corporation other than transactions contemplated by the Pricing Disclosure Package and the Prospectus and transactions in the ordinary course of business, the effect of which in your reasonable judgment is so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated by the Pricing Disclosure Package and the Prospectus.

(e)	The Representatives, the Forward Purchaser and the Forward Seller shall have received an opinion of Robert T. Lucas III, Esq., Deputy General Counsel of Duke Energy Business Services LLC (who in such capacity provides legal services to the Corporation), a service company subsidiary of the Corporation, or other appropriate counsel reasonably satisfactory to the Representatives (which may include the Corporation’s other “in-house” counsel), dated such Time of Delivery, to the effect that:

(i)	Each of Duke Energy Ohio, Inc., Progress Energy, Inc., and Piedmont Natural Gas Company, Inc. has been duly incorporated and is validly existing in good standing under the laws of the jurisdiction of its incorporation and has the respective corporate power and authority and foreign qualifications necessary to own its properties and to conduct its business as described in the Pricing Disclosure Package and the Prospectus. Each of Duke Energy Carolinas, LLC, Duke Energy Florida, LLC, Duke Energy Indiana, LLC and Duke Energy Progress, LLC has been duly organized and is validly existing and in good standing as a limited liability company under the laws of the State of North Carolina, the State of Florida, the State of Indiana and the State of North Carolina, respectively, and has full limited liability company power and authority necessary to own its properties and to conduct its business as described in the Pricing Disclosure Package and the Prospectus.

(ii)	Each of the Corporation and the Principal Subsidiaries is duly qualified to do business in each jurisdiction in which the ownership or leasing of its property or the conduct of its business requires such qualification, except where the failure to so qualify, considering all such cases in the aggregate, does not have a material adverse effect on the business, properties, financial condition or results of operations of the Corporation and its subsidiaries taken as a whole.

(iii)	The Registration Statement became effective upon filing with the Commission pursuant to Rule 462 of the 1933 Act Regulations, and, to the best of such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the 1933 Act.

(iv)	The descriptions in the Registration Statement, the Pricing Disclosure Package and the Prospectus of any legal or governmental proceedings are accurate and fairly present the information required to be shown, and such counsel does not know of any litigation or any legal or governmental proceeding instituted or threatened against the Corporation or any of its Principal Subsidiaries or any of their respective properties that would be required to be disclosed in the Registration Statement, the Pricing Disclosure Package or the Prospectus and is not so disclosed.

(v)	This Agreement and the Initial Forward Sale Agreement have been, and the Additional Forward Sale Agreement, if any, will be, duly authorized, executed and delivered by the Corporation.

(vi)	The execution, delivery and performance by the Corporation of this Agreement and the Forward Sale Agreement, and the consummation by the Corporation of the transactions contemplated hereby and thereby, including the issuance and sale of the Corporation Shares, if any, to be issued and sold by the Corporation hereunder, will not violate or contravene any of the provisions of the Certificate of Incorporation or By-Laws of the Corporation or any statute or any order, rule or regulation of which such counsel is aware of any court or governmental agency or body having jurisdiction over the Corporation or any of its Principal Subsidiaries or any of their respective property, nor will such action conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Corporation or any of its Principal Subsidiaries is a party or by which any of them or their respective property is bound or to which any of its property or assets is subject which affects in a material way the Corporation’s ability to perform its obligations under this Agreement and the Forward Sale Agreement.

(vii)	No consent, approval, authorization, order, registration or qualification is required to authorize, or for the Corporation to consummate the transactions contemplated by this Agreement and the Forward Sale Agreement, except for such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters and the Forward Seller and except as required in (i) Condition 7.6 of the order of the North Carolina Utilities Commission dated September 29, 2016, in Docket Nos. E-7, Sub 1100, E-2, Sub 1095, and G-9, Sub 682 and (ii) Condition 7.6(b) of the orders of the Public Service Commission of South Carolina dated July 11, 2012 and November 2, 2016, in Docket No. 2011-158-E, which conditions have been complied with.

(viii)	The Corporation Shares, if any, to be issued and sold by the Corporation hereunder have been duly authorized, and, upon payment and delivery in accordance with this Agreement, such Corporation Shares will be validly issued, fully paid and nonassessable; there are no preemptive or other similar rights to subscribe for or to purchase shares of Common Stock pursuant to the Certificate of Incorporation or By-Laws of the Corporation or any agreement or other instrument filed or incorporated by reference therein, or as an exhibit to, the Registration Statement; and the shares of Common Stock conform as to legal matters in all material respects to the description thereof in each of the Pricing Disclosure Package and the Prospectus under the caption “Description of Common Stock.” 43,125,000 shares of Common Stock have been duly authorized in connection with any share settlement obligations under the Forward Sale Agreement, and, when such shares of Common Stock are issued and delivered by the Corporation to the Forward Purchaser pursuant to the terms of the Forward Sale Agreement, such shares of Common Stock will be validly issued, fully paid and nonassessable (subject to customary exceptions, limitations and qualifications).

Such counsel shall state that nothing has come to his attention that has caused him to believe that each document incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, when filed, was not, on its face, appropriately responsive, in all material respects, to the requirements of the 1934 Act and the 1934 Act Regulations. Such counsel shall also state that nothing has come to his attention that has caused him to believe that (i) the Registration Statement, including the Rule 430B Information, as of its effective date and at each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) of the 1933 Act Regulations, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Pricing Disclosure Package at the Applicable Time contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) that the Prospectus or any amendment or supplement thereto, as of their respective dates and at such Time of Delivery, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel may also state that, except as otherwise expressly provided in such opinion, he does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in or incorporated by reference into the Registration Statement, the Pricing Disclosure Package or the Prospectus and does not express any opinion or belief as to (i) the financial statements or other financial and accounting data contained or incorporated by reference therein or excluded therefrom, including XBRL interactive data or (ii) the information in the Prospectus under the caption “Book-Entry System.”

In rendering the foregoing opinion, such counsel may state that he does not express any opinion concerning any law other than the law of the State of North Carolina or, to the extent set forth in the foregoing opinions, the federal securities laws and may rely as to all matters of the laws of the States of South Carolina, Ohio, Indiana and Florida on appropriate counsel reasonably satisfactory to the Representatives, which may include the Corporation’s other “in-house” counsel). Such counsel may also state that he has relied as to certain factual matters on information obtained from public officials, officers of the Corporation and other sources believed by him to be responsible.

(f)	The Representatives, the Forward Purchaser and the Forward Seller shall have received an opinion or opinions of Hunton Andrews Kurth LLP, counsel to the Corporation, dated such Time of Delivery, to the effect that:

(i)	This Agreement and the Initial Forward Sale Agreement have been, and the Additional Forward Sale Agreement, if any, will be, duly authorized, executed and delivered by the Corporation.

(ii)	This Agreement and the Initial Forward Sale Agreement are, and the Additional Forward Sale Agreement, if any, will be, valid and binding agreement of the Corporation, enforceable against the Corporation in accordance with their terms.

(iii)	The execution and delivery by the Corporation of this Agreement and the Forward Sale Agreement, and the consummation by the Corporation of the transactions contemplated hereby and thereby, including the issuance and sale of the Corporation Shares, if any, to be issued and sold by the Corporation hereunder, will not (i) conflict with the Corporation’s Certificate of Incorporation or By-Laws, (ii) constitute a violation of, or a breach of or default under, the terms of any of the contracts set forth on Schedule IV hereto or (iii) violate or conflict with, or result in any contravention of, any Applicable Law. “Applicable Law” means the General Corporation Law of the State of Delaware and those laws, rules and regulations of the States of New York and North Carolina and those federal laws, rules and regulations of the United States of America, in each case that, in such counsel’s experience, are normally applicable to transactions of the type contemplated by this Agreement (other than the United States federal securities laws, state securities or blue sky laws, antifraud laws and the rules and regulations of the Financial Industry Regulatory Authority, Inc., the North Carolina Public Utilities Act, the rules and regulations of the North Carolina Utilities Commission and the New York State Public Service Commission and the New York State Public Service Law), but without our having made any special investigation as to the applicability of any specific law, rule or regulation.

(iv)	No Governmental Approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required for, the execution or delivery of this Agreement or the Forward Sale Agreement by the Corporation or the consummation by the Corporation of the transactions contemplated hereby or thereby, except for (A) registration of the Shares under the 1933 Act and (B) such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters and the Forward Seller. “Governmental Approval” means any consent, approval, license, authorization or validation of, or filing, qualification or registration with, any Governmental Authority required to be made or obtained by the Corporation pursuant to Applicable Laws, other than any consent, approval, license, authorization, validation, filing, qualification or registration that may have become applicable as a result of the involvement of any party (other than the Corporation) in the transactions contemplated by this Agreement or the Forward Sale Agreement or because of such parties’ legal or regulatory status or because of any other facts specifically pertaining to such parties and “Governmental Authority” means any court, regulatory body, administrative agency or governmental body of the State of North Carolina, the State of New York or the State of Delaware or the United States of America having jurisdiction over the Corporation under Applicable Law but excluding the North Carolina Utilities Commission, the New York Public Service Commission and the Delaware Public Service Commission.

(v)	The Corporation has been duly incorporated and is validly existing in good standing under the laws of the State of Delaware, and has the corporate power and corporate authority to execute and deliver this Agreement and the Forward Sale Agreement and to consummate the transactions contemplated hereby and thereby.

(vi)	The Corporation Shares, if any, to be issued and sold by the Corporation have been duly authorized, and, upon payment and delivery in accordance with this Agreement, such Corporation Shares will be validly issued, fully paid and nonassessable; and there are no preemptive rights under federal or New York law or under the General Corporation Law of the State of Delaware or pursuant to the Certificate of Incorporation or By-Laws or any agreement or other instrument filed or incorporated by reference therein, or as an exhibit to, the Registration Statement, to subscribe for or to purchase any shares of Common Stock. 43,125,000 shares of Common Stock have been duly authorized in connection with any share settlement obligations under the Forward Sale Agreement, and, when the shares of Common Stock are issued and delivered by the Corporation to the Forward Purchaser pursuant to the terms of the Forward Sale Agreement, such shares of Common Stock will be validly issued, fully paid and nonassessable (subject to customary exceptions, limitations and qualifications).

(vii)	The Corporation is not and, solely after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be subject to registration and regulation as an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

(viii)	The statements set forth in the Pricing Disclosure Package and the Prospectus under the caption “Underwriting (Conflicts of Interest),” insofar as such statements purport to summarize certain provisions of this Agreement and the Forward Sale Agreement, fairly summarize such provisions in all material respects.

(ix)	The statements set forth under the caption “Description of Common Stock” in each of the Pricing Disclosure Package and the Prospectus, insofar as such statements purport to summarize the terms of the Common Stock, fairly summarize such terms in all material respects.

(x)	The statements set forth in each of the Pricing Disclosure Package and the Prospectus under the caption “U.S. Federal Income Tax Considerations for Non-U.S. Holders,” insofar as they purport to constitute summaries of matters of United States federal income tax law, constitute accurate and complete summaries, in all material respects, subject to the qualifications set forth therein.

The Representatives, the Forward Purchaser and the Forward Seller shall also have received a statement of Hunton Andrews Kurth LLP, dated such Time of Delivery, to the effect that:

(i) no facts have come to such counsel’s attention that have caused such counsel to believe that the documents filed by the Corporation under the 1934 Act and the 1934 Act Regulations that are incorporated by reference in the Preliminary Prospectus Supplement that forms a part of the Pricing Disclosure Package and the Prospectus, when filed, were not, on their face, appropriately responsive in all material respects to the requirements of the 1934 Act and the 1934 Act Regulations (except that in each case such counsel need not express any view as to the financial statements, schedules and other financial and accounting information included or incorporated by reference therein or excluded therefrom or compliance with XBRL interactive data requirements), (ii) the Registration Statement, at the Applicable Time, and the Prospectus, as of its date, appeared on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations (except that in each case such counsel need not express any view as to the financial statements, schedules and other financial and accounting information included or incorporated by reference therein or excluded therefrom or compliance with XBRL interactive data requirements) and (iii) no facts have come to such counsel’s attention that have caused such counsel to believe that the Registration Statement, at the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and as of such Time of Delivery, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that in each case such counsel need not express any view as to the financial statements, schedules and other financial and accounting information included or incorporated by reference therein or excluded therefrom, or compliance with XBRL interactive data requirements). Such counsel shall further state that, in addition, no facts have come to such counsel’s attention that have caused such counsel to believe that the Pricing Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that such counsel need not express any view as to the financial statements, schedules and other financial and accounting information included or incorporated by reference therein or excluded therefrom, or compliance with XBRL interactive data requirements).

In addition, such statement shall confirm that the Prospectus has been filed with the Commission within the time period required by Rule 424 of the 1933 Act Regulations and any required filing of a Permitted Free Writing Prospectus pursuant to Rule 433 of the 1933 Act Regulations has been filed with the Commission within the time period required by Rule 433(d) of the 1933 Act Regulations. Such statement shall further state that, assuming the accuracy of the representations and warranties of the Corporation set forth in Section 2 hereof, the Registration Statement became effective upon filing with the Commission pursuant to Rule 462 of the 1933 Act Regulations, and that based solely on such counsel’s review of the Commission’s website, no stop order suspending the effectiveness of the Registration Statement has been issued and, to such counsel’s knowledge, no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

Hunton Andrews Kurth LLP may state that they have relied as to certain factual matters on information obtained from public officials, officers and representatives of the Corporation and that the signatures on all documents examined by them are genuine, assumptions which such counsel have not independently verified.

(g)	The Representatives, the Forward Purchaser and the Forward Seller shall have received a letter from Sidley Austin llp, counsel for the Underwriters, the Forward Purchaser and the Forward Seller, dated such Time of Delivery, with respect to the validity of the Shares, the Registration Statement, the Pricing Disclosure Package and the Prospectus, as amended or supplemented, and such other opinions and statements as you may require, and the Corporation shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(h)	On or after the Applicable Time, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally or of the securities of the Corporation, on the New York Stock Exchange; or (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities or a material disruption in commercial banking services or securities settlement or clearance services in the United States; or (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this subsection (h) in your reasonable judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Pricing Disclosure Package and the Prospectus. In such event there shall be no liability on the part of any party to any other party except as otherwise provided in Section 9 hereof and except for the expenses to be borne by the Corporation as provided in Section 7(i) hereof.

(i)	The Representatives, the Forward Purchaser and the Forward Seller shall have received a certificate of the Chairman of the Board, the President, any Vice President, the Secretary or an Assistant Secretary and any financial or accounting officer of the Corporation, dated such Time of Delivery, in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Corporation in this Agreement are true and correct as of such Time of Delivery, that the Corporation has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Time of Delivery, that the conditions specified in Section 8(c) and Section 8(d) hereof have been satisfied, and that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened by the Commission.

(j)	At the time of the execution of this Agreement, the Representatives and the Forward Seller shall have received a letter dated such date, in form and substance satisfactory to the Representatives and the Forward Seller, from Deloitte & Touche LLP, the Corporation’s independent registered public accounting firm, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference into the Registration Statement, the Pricing Disclosure Package and the Prospectus, including specific references to inquiries regarding any increase in long-term debt (excluding current maturities), decrease in net current assets (defined as current assets less current liabilities) or shareholders’ equity, change in the Corporation’s common stock, and decrease in operating revenues or net income for the period subsequent to the latest financial statements incorporated by reference in the Registration Statement when compared with the corresponding period from the preceding year, as of a specified date not more than three business days prior to the date of this Agreement.

(k)	At such Time of Delivery you shall have received from Deloitte & Touche LLP, a letter, dated such Time of Delivery, to the effect that such accountants reaffirm the statements made in the letter furnished pursuant to subsection (j) of this Section 8, except that the specified date referred to shall be a date not more than three business days prior to such Time of Delivery.

(l)	The Corporation Shares, if any, to be issued and sold by the Corporation hereunder on the First Time of Delivery or the Option Time of Delivery, if any, and the shares of Common Stock issuable in connection with the settlement of the Forward Sale Agreement shall have been approved for listing on the New York Stock Exchange, subject to official notice of issuance.

(m)	At the First Time of Delivery, the Corporation shall have furnished to the Representatives an agreement substantially in the form of Exhibit 1 hereto from each of the parties listed on Schedule VI hereto addressed to the Representatives.

(n)	The Corporation will furnish you with such conformed copies of such opinions, certificates, letters and documents as you reasonably request.

9.            Indemnification. (a) The Corporation agrees to indemnify and hold harmless each Underwriter, the Forward Purchaser and the Forward Seller, their respective affiliates, officers, directors and selling agents, and each person, if any, who controls such party within the meaning of Section 15 of the 1933 Act (the “Indemnified Parties”), as follows:

(i)	against any and all loss, liability, claim, damage and expense whatsoever arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) including the Rule 430B Information, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus (or any amendment or supplement thereto), any Permitted Free Writing Prospectus, any issuer free writing prospectus as defined in Rule 433 of the 1933 Act Regulations or any electronic roadshow or other written communication that constitutes an offer to buy the Shares provided to investors by, or with the approval of, the Corporation, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with written information furnished to the Corporation by the Representatives on behalf of the Underwriters, the Forward Purchaser or the Forward Seller expressly for use in the Registration Statement (or any amendment thereto), the Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus (or any amendment or supplement thereto) or any Permitted Free Writing Prospectus;

(ii)	against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Corporation; and

(iii)	against any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) of this Section 9.

In no case shall the Corporation be liable under this indemnity agreement with respect to any claim made against any Indemnified Party unless the Corporation shall be notified in writing of the nature of the claim within a reasonable time after the assertion thereof, but failure so to notify the Corporation shall not relieve it from any liability which it may have otherwise than under subsections 9(a) and 9(d). The Corporation shall be entitled to participate at its own expense in the defense, or, if it so elects, within a reasonable time after receipt of such notice, to assume the defense of any suit, but if it so elects to assume the defense, such defense shall be conducted by counsel chosen by it and approved by the Indemnified Party or Indemnified Parties in any suit so brought, which approval shall not be unreasonably withheld. In any such suit, any Indemnified Party shall have the right to employ its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Corporation and such Indemnified Party shall have mutually agreed to the employment of such counsel, or (ii) the named parties to any such action (including any impleaded parties) include both such Indemnified Party and the Corporation and such Indemnified Party shall have been advised by such counsel that a conflict of interest between the Corporation and such Indemnified Party may arise and for this reason it is not desirable for the same counsel to represent both the Corporation and also the Indemnified Party (it being understood, however, that the Corporation shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for all such Indemnified Parties, which firm shall be designated in writing by you). The Corporation agrees to notify you within a reasonable time of the assertion of any claim against it, any of its officers or directors or any person who controls the Corporation within the meaning of Section 15 of the 1933 Act, in connection with the sale of the Shares.

(b)	(i)	Each Underwriter, severally and not jointly, agrees that it will indemnify and hold harmless the Corporation, its directors, each of the officers of the Corporation who signed the Registration Statement and each person, if any, who controls the Corporation within the meaning of Section 15 of the 1933 Act to the same extent as the indemnity contained in subsection (a) of this Section, but only with respect to statements or omissions made in the Registration Statement (or any amendment thereto), the Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus (or any amendment or supplement thereto) or any Permitted Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Corporation by the Representatives on behalf of the Underwriters expressly for use in the Registration Statement (or any amendment thereto), the Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus (or any amendment or supplement thereto) or any Permitted Free Writing Prospectus. In case any action shall be brought against the Corporation or any person so indemnified based on the Registration Statement (or any amendment thereto), the Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus (or any amendment or supplement thereto) or any Permitted Free Writing Prospectus and in respect of which indemnity may be sought against any Underwriter, such Underwriter shall have the rights and duties given to the Corporation, and the Corporation and each person so indemnified shall have the rights and duties given to the Indemnified Parties by the provisions of subsection (a) of this Section.

(ii)	The Forward Seller agrees that it will indemnify and hold harmless the Corporation, its directors, each of the officers of the Corporation who signed the Registration Statement, each Underwriter, each of the affiliates, officers, directors and selling agents of each Underwriter, and each person, if any, who controls any of the foregoing parties within the meaning of Section 15 of the 1933 Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any and all loss, liability, claim, damage and expense whatsoever arising out of, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any written information relating to the Forward Seller or the Forward Purchaser furnished to the Corporation by the Forward Seller or the Forward Purchaser expressly for use in the Registration Statement, the Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus (or any amendment or supplement thereto), any Permitted Free Writing Prospectus and any issuer free writing prospectus as defined in Rule 433 of the 1933 Act Regulations, it being understood and agreed upon that the only such information furnished by the Forward Purchaser or the Forward Seller consists of the statement regarding affiliations with J.P. Morgan Securities LLC on the cover page of the Prospectus.] In case any action shall be brought against the Corporation, an Underwriter or any person so indemnified based on the Registration Statement, the Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus (or any amendment or supplement thereto), any Permitted Free Writing Prospectus or any issuer free writing prospectus as defined in Rule 433 of the 1933 Act Regulations and in respect of which indemnity may be sought against the Forward Seller, the Forward Seller shall have the rights and duties given to the Corporation, and the Corporation, the Underwriter and each person so indemnified, as the case may be, shall have the rights and duties given to the Indemnified Parties by the provisions of subsection (a) of this Section.

(c)	No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)	If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party in respect of any and all loss, liability, claim, damage and expense whatsoever (or actions in respect thereof) that would otherwise have been indemnified under the terms of such indemnity, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Corporation on the one hand and the Underwriters, the Forward Purchaser and the Forward Seller on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Corporation on the one hand and the Underwriters, the Forward Purchaser and the Forward Seller on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Corporation on the one hand and the Underwriters, the Forward Purchaser and the Forward Seller on the other shall be deemed to be in the same respective proportions as (i) in the case of the Corporation, the total net proceeds from the offering (before deducting expenses) received by the Corporation (which proceeds shall include the proceeds to be received by the Corporation in connection with the settlement of the Forward Sale Agreement, assuming Physical Settlement on the Effective Date (as such terms are defined in the Forward Sale Agreement), (ii) in the case of the Underwriters, the difference between (x) the aggregate price to public received by the Underwriters from the sale of the Shares and (y) the aggregate price paid by the Underwriters for the Shares pursuant to this Agreement, and (iii) in the case of the Forward Purchaser and the Forward Seller, the aggregate spread received by the Forward Purchaser under the Forward Sale Agreement, net of any costs associated therewith, as reasonably determined by the Forward Purchaser, bear to the aggregate offering price, as applicable. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Corporation on the one hand or the Underwriters, the Forward Purchaser or the Forward Seller on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Corporation, the Underwriters, the Forward Purchaser and the Forward Seller agree that it would not be just and equitable if contributions pursuant to this Section were determined by pro rata allocation (even if the Underwriters, the Forward Purchaser and the Forward Seller were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The amount paid or payable by an indemnified party as a result of the losses, liabilities, claims, damages or expenses (or actions in respect thereof) referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section, none of the Underwriters, the Forward Purchaser or the Forward Seller (except as may be provided in any agreement among the Underwriters, the Forward Purchaser and the Forward Seller relating to the offering of the Shares) shall be required to contribute any amount in excess of the amount, with respect to the Underwriters, by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public or, with respect to the Forward Purchaser and the Forward Seller, the aggregate spread received by the Forward Purchaser under the Forward Sale Agreement, net of any costs associated therewith, exceeds the amount of any damages which such Underwriter, the Forward Purchaser or the Forward Seller has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ and the Forward Seller’s obligations to contribute are several in proportion to their respective obligations and not joint.

10.        Default by One or More of the Underwriters.

(a)	If any Underwriter shall default in its obligation to purchase the number of Shares which it has agreed to purchase hereunder on such Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Corporation shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Corporation that you have so arranged for the purchase of such Shares, or the Corporation notifies you that it has so arranged for the purchase of such Shares, you or the Corporation shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement, the Pricing Disclosure Package or the Prospectus, or in any other documents or arrangements, and the Corporation agrees to file promptly any amendments to the Registration Statement, the Pricing Disclosure Package or the Prospectus which may be required. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

(b)	If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you or the Corporation as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-tenth of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Corporation shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c)	If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you or the Corporation as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-tenth of the aggregate number of all the Shares to be purchased at such Time of Delivery, or if the Corporation shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Option Time of Delivery, if any, the obligations of the Underwriters to purchase and of the Corporation to sell the Option Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Corporation, except for the expenses to be borne by the Corporation as provided in Section 7(i) hereof and the indemnity and contribution agreement in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

11.        Issuance and Sale by the Corporation.

(a)	In the event that (i) all the Conditions are not satisfied on or prior to the First Time of Delivery or, in respect of the Additional Forward Sale Agreement, if any, entered into pursuant to Section 4(b) hereof, all the Additional Conditions are not satisfied on the Option Time of Delivery, if any, as the case may be, and the Forward Seller elects, pursuant to Section 4(c) or Section 4(d) hereof, as the case may be, not to deliver Borrowed Shares otherwise deliverable by the Forward Seller, or (iii) in the Forward Purchaser’s good faith and commercially reasonable judgment, it or the Forward Seller (A) is unable to borrow and deliver for sale under this Agreement a number of shares of Common Stock equal to the number of Borrowed Shares deliverable by the Forward Seller or (B) would incur a stock loan cost of more than a rate equal to 50 basis points per annum to do so, then, in each case, the Corporation shall issue and sell to the Underwriters, pursuant to Section 4 hereof, an aggregate number of shares of Common Stock equal to the number of Borrowed Shares that the Forward Seller does not so deliver and sell to the Underwriters. In connection with any such issuance and sale by the Corporation, the Corporation or the Representatives shall have the right to postpone the First Time of Delivery or the Option Time of Delivery, as the case may be, for a period not exceeding two business days in order to effect any required changes in any documents or arrangements. The shares of Common Stock sold by the Corporation to the Underwriters pursuant to this Section 11(a) in lieu of Borrowed Underwritten Shares are referred to herein as the “Corporation Top-Up Underwritten Shares,” and the shares of Common Stock sold by the Corporation to the Underwriters pursuant to this Section 11(a) in lieu of Borrowed Option Shares are referred to herein as the “Corporation Top-Up Option Shares.”

(b)	Neither the Forward Purchaser nor the Forward Seller shall have any liability whatsoever for any Borrowed Shares that the Forward Seller does not deliver and sell to the Underwriters or any other party if (i) all of the Conditions are not satisfied on or prior to the First Time of Delivery, in the case of Borrowed Underwritten Shares, or all of the Additional Conditions are not satisfied on or prior to the Option Time of Delivery, in the case of Borrowed Option Shares, and the Forward Seller elects, pursuant to Section 4(c) or Section 4(d) hereof, as the case may be, not to deliver and sell to the Underwriters the Borrowed Underwritten Shares or the Borrowed Option Shares otherwise deliverable by the Forward Seller, as applicable, or (ii) in the Forward Purchaser’s good faith and commercially reasonable judgment, it or the Forward Seller (A) is unable to borrow and deliver for sale under this Agreement a number of shares of Common Stock equal to the number of Borrowed Shares deliverable by the Forward Seller or (B) would incur a stock loan cost of more than a rate equal to 50 basis points per annum to do so.

12.        Survival. The respective indemnities, rights of contribution, agreements, representations, warranties and other statements of the Corporation or its officers and of the several Underwriters and the Forward Seller set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Forward Purchaser and the Forward Seller, or any of their respective affiliates, officers and directors, and each person, if any, who controls any of the Underwriters, the Forward Purchaser or the Forward Seller or the Corporation, or any of its officers or directors or any controlling person, and shall survive delivery of and payment for the Shares.

13.        Reliance on Your Acts. In all dealings hereunder, the Representatives shall act on behalf of each of the Underwriters, and the Corporation shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representatives.

14.        No Fiduciary Relationship. The Corporation acknowledges and agrees that (i) the purchase and sale of the Shares pursuant to this Agreement is an arm’s-length commercial transaction between the Corporation on the one hand, and the Underwriters, the Forward Purchaser and the Forward Seller on the other hand, (ii) in connection with the offering contemplated hereby and the process leading to such transaction, each of the Underwriters, the Forward Purchaser and the Forward Seller is and has been acting solely as a principal and is not the agent or fiduciary of the Corporation or its shareholders, creditors, employees, or any other party, (iii) none of the Underwriters, the Forward Purchaser or the Forward Seller has assumed or will assume an advisory or fiduciary responsibility in favor of the Corporation with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter, the Forward Purchaser or the Forward Seller has advised or is currently advising the Corporation on other matters) and none of the Underwriters, the Forward Purchaser or the Forward Seller has any obligation to the Corporation with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement and the Forward Sale Agreement, (iv) the Underwriters, the Forward Purchaser and the Forward Seller and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Corporation, and (v) the Underwriters, the Forward Purchaser and the Forward Seller have not provided any legal, accounting, regulatory or tax advice with respect to the transaction contemplated hereby and the Corporation has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

15.        Notices. All communications hereunder will be in writing and, if sent to:

(a)	The Underwriters, will be mailed or telecopied and confirmed to the Underwriters, in care of: J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179, Fax no.: (917) 464-8600, attention; Equity Syndicate Desk; Goldman Sachs & Co. LLC, 200 West Street, New York, New York 10282-2198, attention: Registration Department; Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019, Fax no. (646) 834-8133, attention: Syndicate Registration; and Credit Suisse Securities (USA) LLC, Eleven Madison Avenue, New York, New York 10010-3629, Fax no. (212) 325-4296, attention: IBCM-Legal.

(b)	The Forward Purchaser or the Forward Seller, will be mailed or telecopied to JPMorgan Chase Bank, National Association at EDG Marketing Support, email: edg_notices@jpmorgan.com and edg_ny_corporate_sales_support@jpmorgan.com, Fax no.: (866) 866-4506, with a copy to Santosh Sreenivasan, Managing Director, email: santosh.sreenivasan@jpmorgan.com; or,

(c)	The Corporation, will be mailed or telecopied and confirmed to it at 550 S. Tryon Street, Charlotte, North Carolina 28202, Fax no.: (980) 373-3699, attention of Assistant Treasurer;

provided, however, that any notice to an Underwriter pursuant to Section 9 hereof shall be delivered or sent by mail or telecopy to such Underwriter at its address or telecopy number set forth in its Underwriters’ Questionnaire or telex constituting such Questionnaire, which address or telecopy number will be supplied to the Corporation by the Representatives. Any such communications shall take effect upon receipt thereof.

16.        Business Day. As used herein (except with respect to Section 6 hereof), the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

17.        Successors. This Agreement shall inure to the benefit of and be binding upon (i) the Underwriters, the Forward Purchaser and the Forward Seller, their respective affiliates, officers, directors and selling agents, and each person, if any, who controls such party within the meaning of Section 15 of the 1933 Act and their respective successors; and (ii) the Corporation, its directors, each of the officers of the Corporation who signed the Registration Statement and each person, if any, who controls the Corporation within the meaning of Section 15 of the 1933 Act and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and the parties referred to in Section 9 hereof and their respective successors, heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and the parties referred to in Section 9 and their respective successors, heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Shares from any Underwriter, the Forward Purchaser or the Forward Seller shall be deemed to be a successor or assign by reason merely of such purchase.

18.        Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

19.        Applicable Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby shall be instituted in (I) the federal courts of the United States of America located in the City and County of New York, Borough of Manhattan or (II) the courts of the State of New York located in the City and County of New York, Borough of Manhattan, and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court, as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding.

20.        Recognition of the U.S. Special Resolution Regimes.

(i)	In the event that any Underwriter, the Forward Purchaser or the Forward Seller that is a Covered Entity (as defined below) becomes subject to a proceeding under a U.S. Special Resolution Regime (as defined below), the transfer from such Underwriter, the Forward Purchaser or the Forward Seller of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(ii)	In the event that any Underwriter, the Forward Purchaser or the Forward Seller that is a Covered Entity or a BHC Act Affiliate (as defined below) of such Underwriter, the Forward Purchaser or the Forward Seller becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights (as defined below) under this Agreement that may be exercised against such Underwriter, Forward Purchaser or Forward Seller are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

As used in this Section 20:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

(i)	a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii)	a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii)	a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

If the foregoing is in accordance with your understanding, kindly sign and return to us two counterparts hereof, and upon confirmation and acceptance by the Representatives on behalf of each of the Underwriters, this letter and such confirmation and acceptance will become a binding agreement among the parties hereto in accordance with its terms.

Very truly yours,

DUKE ENERGY CORPORATION

By:	/s/ John L. Sullivan, III
Name: John L. Sullivan, III
Title: Assistant Treasurer

[Remainder of Page Intentionally Left Blank]

Confirmed and accepted as of the date first above written.

J.P. MORGAN SECURITIES LLC, acting in its capacity as Forward Seller

By:	/s/ Kevin C. Cheng
Name: Kevin C. Cheng
Title: Vice President

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,

acting in its capacity as Forward Purchaser, solely as the
recipient and/or beneficiary of certain representations,
warranties, agreements and indemnities set forth in this agreement.

By:	/s/ Kevin S. Cheng
Name: Kevin C. Cheng
Title: Vice President

On behalf of themselves and each of the Underwriters listed in Schedule I hereto.

J.P. MORGAN SECURITIES LLC

By:	/s/ Ray Craig
Name: Ray Craig
Title: Managing Director

GOLDMAN SACHS & CO. LLC

By:	/s/ Raffael Fiumara
Name: Raffael Fiumara
Title: Vice President

BARCLAYS CAPITAL INC.

By:	/s/ Robert Stowe
Name: Robert Stowe
Title: Managing Director

CREDIT SUISSE SECURITIES (USA) LLC

By:	/s/ Craig Edgar
Name: Craig Edgar
Title: Managing Director and Vice Chairman

SCHEDULE I

Underwriter	Number of Underwritten Shares To Be Purchased
J.P. Morgan Securities LLC	3,750,000
Goldman Sachs & Co. LLC	3,750,000
Barclays Capital Inc.	3,750,000
Credit Suisse Securities (USA) LLC	3,750,000
BofA Securities, Inc.	1,750,000
Citigroup Global Markets Inc.	1,750,000
Morgan Stanley & Co. LLC	1,750,000
Wells Fargo Securities, LLC	1,750,000
BNP Paribas Securities Corp.	375,000
Mizuho Securities USA LLC	375,000
MUFG Securities Americas Inc.	375,000
RBC Capital Markets, LLC	375,000
Scotia Capital (USA) Inc.	375,000
SMBC Nikko Securities America, Inc.	375,000
SunTrust Robinson Humphrey, Inc.	375,000
TD Securities (USA) LLC	375,000
Total	25,000,000

Forward Seller	Number of Borrowed Underwritten Shares To Be Sold	Maximum Number of Borrowed Option Shares To Be Sold
J.P. Morgan Securities LLC	25,000,000	3,750,000
Total	25,000,000	3,750,000

SCHEDULE II

Number of Shares Offered: 25,000,000 Underwritten Shares (plus 3,750,000 Option Shares)

Offering price: The price paid by each initial purchaser of the Shares.

SCHEDULE III

Permitted Free Writing Prospectus

None.

SCHEDULE IV

Material Agreements

Credit Agreement, dated as of November 18, 2011, among Duke Energy Corporation, Duke Energy Carolinas, LLC, Duke Energy Ohio, Inc., Duke Energy Indiana, Inc. and Duke Energy Kentucky, Inc., as Borrowers, the lenders listed therein, Wells Fargo Bank, National Association, as Administrative Agent, Bank of America, N.A. and The Royal Bank of Scotland plc, as Co Syndication Agents and Bank of China, New York Branch, Barclays Bank PLC, Citibank, N.A., Credit Suisse AG, Cayman Islands Branch, Industrial and Commercial Bank of China Limited, New York Branch, JPMorgan Chase Bank, N.A. and UBS Securities LLC, as Co-Documentation Agents, as amended by Amendment No. 1 and Consent, dated as of December 18, 2013 and by Amendment No. 2 and Consent, dated as of January 30, 2015, each between Duke Energy Corporation, Duke Energy Carolinas, LLC., Duke Energy Ohio, Inc., Duke Energy Indiana, Inc., Duke Energy Kentucky, Inc., Duke Energy Progress, Inc., Duke Energy Florida, Inc., the lenders party thereto, the issuing lenders party thereto and Wells Fargo Bank, National Association, as further amended by Amendment No. 3 and Consent, dated as of March 16, 2017, among Duke Energy Corporation, Duke Energy Carolinas, LLC, Duke Energy Ohio, Inc., Duke Energy Indiana, LLC, Duke Energy Kentucky, Inc., Duke Energy Progress, LLC, Duke Energy Florida, LLC, and Piedmont Natural Gas Company, Inc., the lenders party thereto, the issuing lenders party thereto, and Wells Fargo Bank, National Association, and as further amended by Amendment No. 4 and Consent, dated as of March 18, 2019, among Duke Energy Corporation, Duke Energy Carolinas, LLC, Duke Energy Ohio, Inc., Duke Energy Indiana, LLC, Duke Energy Kentucky, Inc., Duke Energy Progress, LLC, Duke Energy Florida, LLC, and Piedmont Natural Gas Company, Inc., the Lenders party thereto, the Issuing Lenders party thereto, and Wells Fargo Bank, National Association, as Administrative Agent and Swingline Lender.

Credit Agreement, dated as of May 15, 2019, among Duke Energy Corporation, as Borrower, the lenders listed therein, The Bank of Nova Scotia, as Administrative Agent, PNC Bank, National Association, Sumitomo Mitsui Banking Corporation and TD Bank, N.A., as Co-Syndication Agents, Bank of China, New York Branch, BNP Paribas, Santander Bank, N.A. and U.S. Bank National Association, as Co-Documentation Agents and The Bank of Nova Scotia, PNC Capital Markets LLC, Sumitomo Mitsui Banking Corporation and TD Bank, N.A., as Joint Lead Arrangers and Joint Bookrunners.

SCHEDULE V

[Form of Additional Forward Sale Agreement]

SCHEDULE VI

Douglas F Esamann

Julia S. Janson

Lynn J. Good

Steven K. Young

Dhiaa M. Jamil

Melissa H. Anderson

Kodwo Ghartey-Tagoe

Dwight L. Jacobs

Brian Savoy

Harry K. Sideris

Exhibit 1

Duke Energy Corporation

Lock-Up Agreement

November 18, 2019

J.P. Morgan Securities LLC Goldman Sachs & Co. LLC Barclays Capital Inc.
Credit Suisse Securities (USA) LLC

As Representatives of the several Underwriters

c/o
J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179

Re: Duke Energy Corporation—Lock-Up Agreement

Ladies and Gentlemen:

The undersigned understands that you, as representatives (the “Representatives”), propose to enter into an Underwriting Agreement on behalf of the several Underwriters named in Schedule I to such agreement (collectively, the “Underwriters”), with Duke Energy Corporation, a Delaware corporation (the “Corporation”), providing for a public offering (the “Public Offering”) of shares of the common stock (the “Common Stock”) of the Corporation (the “Shares”) pursuant to an automatic shelf Registration Statement on Form S-3 filed with the Securities and Exchange Commission (the “Commission”).

In consideration of the agreement by the Underwriters to offer and sell the Shares, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period beginning from the date hereof and continuing to and including the date (the “Cut-off Date”) 60 days after the date of the final Prospectus covering the public offering of the shares of Common Stock of the Corporation, the undersigned will not (i) directly or indirectly offer or sell (or grant any option or warrant to offer or sell), or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Subject Shares (as defined below), whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Subject Shares or such other securities, in cash or otherwise, or any options or warrants to purchase any Subject Shares, or any securities convertible into, exchangeable for or that represent the right to receive Subject Shares.

The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the undersigned’s Subject Shares even if such Subject Shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the undersigned’s Subject Shares or with respect to any security that includes, relates to, or derives any significant part of its value from such Subject Shares.

The term “Subject Shares” means (i) the shares of Common Stock, whether now owned or hereafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the Commission and (ii) shares of Common Stock acquired prior to the Cut-Off Date pursuant to any employee or director compensation plan of the Corporation or pursuant to any employee or shareholder investment plan of the Corporation.

Notwithstanding the foregoing, the undersigned may transfer the Subject Shares (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree(s) to be bound in writing by the restrictions set forth herein, (ii) to any member of the immediate family of the undersigned provided that the transferee or transferees agree(s) to be bound in writing by the restrictions set forth herein, (iii) to any trust or foundation, provided that the trustee of the trust or foundation agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iv) to an entity controlled by the undersigned provided the transferee or transferees agree(s) to be bound in writing by the restrictions set forth herein, (v) pursuant to the laws of testamentary or intestate descent, provided that the transferee or transferees agree(s) to be bound in writing by the restrictions set forth herein, (vi) sales of Common Stock pursuant to any trading plan complying with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that has been entered into by the undersigned prior to the date of this letter or pursuant to any amendment or replacement of any such trading plan, so long as the number of shares of Common Stock subject to such original trading plan is not increased; provided that if such sales are required to be reported on Form 4 pursuant to Section 16(a) of the Exchange Act prior to the Cut-off Date, or the undersigned voluntarily effects any public filing or report regarding such sales prior to the Cut-off Date, then the undersigned shall disclose in such filing or report that such sale was made pursuant to an existing Rule 10b-5-1 trading plan, or (vii) with the prior written consent of the Representatives. For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. The undersigned will have at the time the undersigned acquires each of the Subject Shares, and, except as contemplated by clause (i), (ii), (iii), (iv), (v), (vi) or (vii) above, for the duration of this Lock-Up Agreement will have, good and marketable title to such Subject Shares, free and clear of all liens, encumbrances, and claims whatsoever created by the undersigned. The undersigned also agrees and consents to the entry of stop transfer instructions with the Corporation in its capacity as transfer agent and registrar against the transfer of the Subject Shares except in compliance with the foregoing restrictions.

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Notwithstanding the foregoing, the undersigned may not make any transfer of the Shares under clauses (i), (ii), (iii) or (iv) above if any filing by any party (donor, donee, transferor or transferee) under Section 16(a) of the Exchange Act shall be required (or be made voluntarily) in connection with such transfer or distribution (other than a filing on a Form 5 made after the expiration of the 60-day period referred to above).

The undersigned understands that the Corporation and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors, and assigns.

Very truly yours,

Exact Name of Shareholder

Authorized Signature

Title

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